Exhibit 32

                                  CERTIFICATION





Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon Elliott, President, CEO, and Acting Chief Financial Officer of Baymark Technologies, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB of the Company for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  September 21, 2004           Officer:   Jon Elliott

                                        Name:       /s/ Jon Elliott
                                                    ----------------------------
                                        Position:  President, CEO